UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                       Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report (Date of earliest
                                event reported):

                                December 19, 2008

                                TriCo Bancshares
             (Exact name of registrant as specified in its charter)

       California                   0-10661                   94-2792841
------------------------        ---------------          --------------------
(State or other jurisdiction  (Commission File No.)         (I.R.S. Employer
of incorporation or organization                          Identification No.)
incorporation or organization)

                 63 Constitution Drive, Chico, California 95973
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:(530) 898-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 [ ] Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

 [ ] Soliciting  material pursuant to rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

 [ ] Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On December 19, 2008, Tri Counties Bank announced the retirement of Rick Hagstrom, Chief Operations Officer, effective December 31, 2008.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

     99.1    Press release dated December 19, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 19, 2008    TRICO BANCSHARES
                           (Registrant)

                           By:/s/ Thomas J. Reddish
                           ----------------------------
                           Thomas J. Reddish
                           Executive Vice President
                           Chief Financial Officer

Exhibit 99.1

        TRICO BANCSHARES ANNOUNCES RETIREMENT OF CHIEF OPERATIONS OFFICER


PRESS RELEASE                                              Contact:  Rick Smith
FOR IMMEDIATE RELEASE                                      President & CEO
                                                           (530) 898-0300

CHICO, Calif. - (December 19, 2008) - TriCo Bancshares (NASDAQ: TCBK), parent company of Tri Counties Bank, today announced the retirement of Rick Hagstrom, Chief Operations Officer effective at year end. Mr. Hagstrom, 62 joined TriCo Bancshares following the acquisition of Sutter Butte Savings in 1996, where he served as President.

During his tenure at TriCo Bancshares, Mr. Hagstrom was primarily responsible for the Company's residential real estate mortgage operation. Over the past few years, Mr. Hagstrom provided leadership over numerous banking operations within the bank and as part of the executive management team.

Richard P. Smith, President and Chief Executive Officer expressed that, "Rick Hagstrom has been highly respected and valuable member of our team since joining us from Sutter Butte Savings. I will miss his friendship, leadership, and professionalism. Rick is a good man and we wish him and his lovely wife Vicki only the best as they embark on the next phase of their lives."

The bank plans to re-allocate resources from within the bank to absorb Mr. Hagstrom's job duties, Smith added.

TriCo Bancshares and Tri Counties Bank are headquartered in Chico, California. Tri Counties Bank has a 33-year history in the banking industry. Tri Counties Bank operates 32 traditional branch locations and 25 in-store branch locations in 23 California counties, and as of June 30, 2008, had approximately $1.9 billion in assets. Tri Counties Bank offers financial services and provides a diversified line of products and services to consumers and businesses, which include demand, savings and time deposits, consumer finance, online banking, mortgage lending, and commercial banking throughout its market area. It operates a network of 64 ATMs and a 24-hour, seven days a week telephone customer service center. Brokerage services are provided at the Bank's offices by the Bank's association with Raymond James Financial, Inc. For further information please visit the Tri Counties Bank web-site at http://www.tricountiesbank.com.